SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             FORM 8K - Amendment #1

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   Date of Original Report- September 22, 2000

                              STAKE TECHNOLOGY LTD.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     CANADA
                                     ------
                         (Jurisdiction of Incorporation)

                           Commission File No. 0-9989
                           --------------------------

                                 Not Applicable
                                 --------------
                      (I.R.S. Employer Identification No.)

                                 2838 Highway 7
                         Norval, Ontario L0P 1K0, Canada
                         -------------------------------
                    (Address of Principle Executive Offices)

                                 (905) 455-1990
                                 --------------
              (Registrant's telephone number, including area code)

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                              STAKE TECHNOLOGY LTD.
                             FORM 8K - Amendment #1

Item 7. Financial Statements and Exhibits

      The required financial Statements of business acquired, as well as the required proforma financial information is attached as exhibits to this filing. These include:

            a) The audited financial statements of Northern Food & Dairy, Inc. for years ended December 31, 1999 and 1998

            b) Unaudited financial statements of Northern Food & Dairy, Inc. for the nine months ended September 15, 2000.

            c) Unaudited Proforma Consolidated Financial Statements of Stake Technology Ltd.

      Exhibit No.   Description
      -----------   -----------

      10.3 Audited financial statements of Northern Food & Dairy, Inc. for the year ended December 31, 1999 and 1998.

      10.4 Unaudited financial statements for the nine months ended September 15, 2000.

      10.5 Unaudited Proforma Consolidated Financial Statements of Stake Technology Ltd. These include:

                  a) Introduction to unaudited pro forma consolidated financial statements of Stake Technology Ltd.

                  b) The unaudited pro forma consolidated balance sheet at September 30, 2000, which gives effect to the acquisition as if it occurred on that date.

                  c) The unaudited proforma consolidated statement of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999, which gives effect to the acquisition as if it had occurred on January 1, 1999.

                  d) Notes to pro forma consolidated financial statements of Stake Technology Ltd.

      All information is presented in Canadian Dollars

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STAKE TECHNOLOGY LTD.


Date December 1, 2000                            \s\ Leslie N. Markow
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                                                  Stake Technology Ltd.
                                                  by Leslie N. Markow
                                                  Chief Financial Officer